UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 24, 2022

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PROVIDENCE RESOURCES, INC.

(Exact name of registrant as specified in its charter)

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Texas	000-30377	06-1538201
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

8 Yongfeng Street, Liangzhou Districted, Wuwei City, Gansu Province 621101, China

(Address of Principal Executive Offices) (Zip Code)

+86 13732630571

(Registrant’s telephone number, including area code)

700 Lavaca Street, Suite 1400, Austin, Texas 78701

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
n/a	n/a	n/a

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 4.01 Changes in Registrant’s Certifying Accountant

(a) On May 24, 2022, Martinelli Mick PLLC (“Martinelli Mick”) was dismissed as the independent registered public accounting firm for Providence Resources, Inc. (“Company”). The decision to dismiss Martinelli Mick was approved by the Company’s board of directors. Martinelli Mick ceased operations in 2013.

During the years ended December 31, 2012, and December 31, 2011, and the subsequent interim period through March 31, 2013, there were no (1) disagreements with Martinelli Mick on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to its satisfaction, would have caused Martinelli Mick to make reference in connection with its opinion to the subject matter of the disagreement, or (2) reportable events under Item 304(a)(1)(v) of Regulation S-K.

The audit reports of Martinelli Mick on the Company’s consolidated financial statements as of and for the years ended December 31, 2012, and 2011, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

Prior to filling this Current Report on Form 8-K, the Company attempted to contact Martinelli Mick to deliver a copy of the disclosures contained in this Item 4.01(a) with a request that Martinelli Mick provide a letter addressed to the Securities & Exchange Commission stating whether it agreed with the statements contained herein. The Company was unable to secure a letter that would otherwise have been filed as an exhibit given that Martinelli Mick ceased operations in 2013.

(b) On May 24, 2022, the board of directors approved the engagement of Michael Gillespie & Associates, PLLC (“Gillespie & Associates”) as the Company’s independent registered public accounting firm for its fiscal year ended December 31, 2013.

During the fiscal years ended December 31, 2012, and 2011, and the subsequent interim periods through March 31, 2013, neither the Company nor anyone acting on its behalf consulted with Gillespie & Associates regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or the effectiveness of internal control over financial reporting, and neither a written report or oral advice was provided to the Company that Gillespie & Associates concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of disagreement within the meaning of Item 304(a)(1)(iv) or Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PROVIDENCE RESOURCES, INC.	DATE

By: /s/ Shugang Feng	May 27, 2022
Name: Shugang Feng
Title: Chief Executive Officer

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